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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                  TRUSTEE PURSUANT TO SECTION 305(b)(2)   [ ]
                             ---------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                   NEW YORK                                      13-5160382
(State of incorporation if not a U.S. national      (I.R.S. employer identification no.)
                    bank)
       ONE WALL STREET, NEW YORK, N.Y.                             10286
   (Address of principal executive offices)                      (Zip code)

                             ---------------------

                              RENT-A-CENTER, INC.
              (Exact name of obligor as specified in its charter)

                   DELAWARE
(State or other jurisdiction of incorporation                    45-0491516
               or organization)                     (I.R.S. employer identification no.)
5700 TENNYSON PKWY., THIRD FLOOR, PLANO, TEXAS                     75024
   (Address of principal executive offices)                      (Zip code)

                                COLORTYME, INC.
              (Exact name of obligor as specified in its charter)

                   DELAWARE
(State or other jurisdiction of incorporation                    48-1024367
               or organization)                     (I.R.S. employer identification no.)
5700 TENNYSON PKWY., FIRST FLOOR, PLANO, TEXAS                     75024
   (Address of principal executive offices)                      (Zip code)

                                GET IT NOW, LLC
              (Exact name of obligor as specified in its charter)

                    TEXAS
(State or other jurisdiction of incorporation                    75-2651408
               or organization)                     (I.R.S. employer identification no.)
5700 TENNYSON PKWY., THIRD FLOOR, PLANO, TEXAS                     75024
   (Address of principal executive offices)                      (Zip code)

                            RENT-A-CENTER EAST, INC.
              (Exact name of obligor as specified in its charter)

                   DELAWARE
(State or other jurisdiction of incorporation                    48-1156618
               or organization)                     (I.R.S. employer identification no.)
5700 TENNYSON PKWY., THIRD FLOOR, PLANO, TEXAS                     75024
   (Address of principal executive offices)                      (Zip code)

                          RENT-A-CENTER TEXAS, L.L.C.
              (Exact name of obligor as specified in its charter)

                   DELAWARE
(State or other jurisdiction of incorporation                    16-1628325
               or organization)                     (I.R.S. employer identification no.)
  429 MAX COURT, SUITE C, HENDERSON, NEVADA                        89015
   (Address of principal executive offices)                      (Zip code)

                           RENT-A-CENTER TEXAS, L.P.
              (Exact name of obligor as specified in its charter)

                    TEXAS
(State or other jurisdiction of incorporation                    45-0491512
               or organization)                     (I.R.S. employer identification no.)
5700 TENNYSON PKWY., THIRD FLOOR, PLANO, TEXAS                     75024
   (Address of principal executive offices)                      (Zip code)

                            RENT-A-CENTER WEST, INC.
              (Exact name of obligor as specified in its charter)

                    NEVADA
(State or other jurisdiction of incorporation                    45-0491520
               or organization)                     (I.R.S. employer identification no.)
5700 TENNYSON PKWY., THIRD FLOOR, PLANO, TEXAS                     75024
   (Address of principal executive offices)                      (Zip code)

                             ---------------------

              7 1/2% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B
                      (Title of the indenture securities)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

NAME                                                               ADDRESS
----                                                               -------
Superintendent of Banks of the State of New     2 Rector Street, New York, N.Y. 10006, and
  York                                          Albany, N.Y. 12203
Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation           Washington, D.C. 20429
New York Clearing House Association             New York, New York 10005

  (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.  AFFILIATIONS WITH OBLIGOR.

  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

  EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of June, 2003.

                                          THE BANK OF NEW YORK

                                          By:   /s/ ROBERT A. MASSIMILLO
                                            ------------------------------------
                                              Name: Robert A. Massimillo
                                              Title:   Vice President

                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
                                                               IN THOUSANDS
                                                              --------------
                                   ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........   $ 4,389,492
  Interest-bearing balances.................................     3,288,212
Securities:
  Held-to-maturity securities...............................       654,763
  Available-for-sale securities.............................    17,626,360
Federal funds sold in domestic offices......................     1,759,600
Securities purchased under agreements to resell.............       911,600
Loans and lease financing receivables:
  Loans and leases held for sale............................       724,074
  Loans and leases, net of unearned income..................    32,368,718
  LESS: Allowance for loan and lease losses.................       826,505
  Loans and leases, net of unearned income and allowance....    31,542,213
Trading Assets..............................................     7,527,662
Premises and fixed assets (including capitalized leases)....       825,706
Other real estate owned.....................................           164
Investments in unconsolidated subsidiaries and associated
  companies.................................................       260,940
Customers' liability to this bank on acceptances
  outstanding...............................................       225,935
Intangible assets
  Goodwill..................................................     2,027,675
  Other intangible assets...................................        75,330
Other assets................................................     4,843,295
                                                               -----------
Total assets................................................   $76,683,021
                                                               ===========
                                LIABILITIES
Deposits:
  In domestic offices.......................................   $33,212,852
  Noninterest-bearing.......................................    12,997,086
  Interest-bearing..........................................    20,215,766
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs....................................................    24,210,507
  Noninterest-bearing.......................................       595,520
  Interest-bearing..........................................    23,614,987
Federal funds purchased in domestic offices.................       375,322
Securities sold under agreements to repurchase..............       246,755
Trading liabilities.........................................     2,335,466
Other borrowed money:
  (includes mortgage indebtedness and obligations under
    capitalized leases).....................................       959,997
Bank's liability on acceptances executed and outstanding....       227,253
Subordinated notes and debentures...........................     2,090,000
Other liabilities...........................................     5,716,796
                                                               -----------
Total liabilities...........................................   $69,374,948
                                                               ===========
Minority interest in consolidated subsidiaries..............       540,772
                               EQUITY CAPITAL
Perpetual preferred stock and related surplus...............             0
Common stock................................................     1,135,284
Surplus.....................................................     1,056,295
Retained earnings...........................................     4,463,720
Accumulated other comprehensive income......................      (112,002)
Other equity capital components.............................             0
                                                               -----------
Total equity capital........................................     6,767,301
                                                               -----------
Total liabilities minority interest and equity capital......   $76,683,021
                                                               ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               THOMAS J. MASTRO,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                           Directors
Alan R. Griffith

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